                                  Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    Thomas H. Lee Parallel (DT) Fund VI,
                                        L.P.

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
 (Month/Day/Year):                      April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    THL Equity Fund VI Investors (Ceridian),
                                        LP

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN), LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    THL Equity Fund VI Investors
                                        (Ceridian) II, LP

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) II, LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    THL Equity Fund VI Investors
                                        (Ceridian) III, LLC

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) III, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    THL Equity Fund VI Investors
                                        (Ceridian) IV, LLC

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) IV, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    THL Equity Fund VI Investors
                                        (Ceridian) V, LLC

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) V, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    THL Equity Fund VI Investors
                                        (Ceridian) VI, LP

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) VI, LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    THL Coinvestment Partners, L.P.

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    -----------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    THL Operating Partners, L.P.

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL OPERATING PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    Great-West Investors, LP

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

GREAT-WEST INVESTORS, LP
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    Putnam Investments Employees' Securities
                                        Company III, LLC

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENTS EMPLOYEES' SECURITIES COMPANY III, LLC
By: Putnam Investment Holdings, LLC, its Managing Member
By: Putnam Investments, LLC, its Managing Member
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: April 25, 2018

Name of Joint Filer:                    Thomas M. Hagerty

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

    /s/ Thomas M. Hagerty
    ------------------------------------
    Thomas M. Hagerty

Dated: April 25, 2018

Name of Joint Filer:                    Soren L. Oberg

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

    /s/ Soren L. Oberg
    ------------------------------------
    Soren L. Oberg

Dated: April 25, 2018

Name of Joint Filer:                    Gnaneshwar B. Rao

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Event Requiring Statement
(Month/Day/Year):                       April 25, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

    /s/ Gnaneshwar B. Rao
    ------------------------------------
    Gnaneshwar B. Rao

Dated: April 25, 2018